UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21291

Bertolet Capital Trust

(Exact name of registrant as specified in charter)

745 Fifth Ave., Suite 500

New York, NY 10151

(Address of principal executive offices)(Zip code)

John E. Deysher

745 Fifth Ave., Suite 500

New York, NY 10151

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 725-0805

Date of fiscal year end: December 31

Date of reporting period: June 30, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

SEMI-ANNUAL SHAREHOLDER REPORT

June 30, 2024

PINNACLE VALUE FUND

PVFIX

ADDITIONAL INFORMATION

This semi-annual shareholder report contains important information about the Pinnacle Value Fund - PVFIX for the period January 1, 2024 to June 30, 2024. You can find additional information about the Fund at www.pinnaclevaluefund.com. You can also request this information by contacting us at (877) 369-3705 X115.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment

Pinnacle Value Fund	$68.00	1.24%

managment’s discussion of fund performance

US equities had an upbeat first half with the small cap R2000 up 1.7% while the large cap S&P 500 rose 15.9%. The Pinnacle Value Fund rose 3.9%, slightly better than the benchmark R2000. We feel the Fund is well positioned with large cash balances (earning 4%+ in a government MMF) providing future buying power.

As shown on the next page, contributors to performance outweighed detractors. Performance was driven in part by positive contributions from Gulf Island Fabrication and First Acceptance Insurance. Gulf Island continues to win new business for their strategically located facility in Houma,.LA as they scout for profitable acquisitions. Nashville based First Acceptance Insurance sold their high cost brokerage operation last year and are now focused on profitable non- standard auto underwriting which is bearing fruit.

Our major detractors included Hurco Cos. and Culp Inc.. Indianapolis based Hurco makes CNC (computer numerically controlled) machine tools for independent job shops serving the automotive, aerospace, medical device and other markets. The machine tool industry is in a cyclical slowdown as many customers defer purchases because of high interest rates and uncertain end user markets. High Point, NC based Culp Inc. makes synthetic fabrics for the upholstered furniture and mattress ticking markets both of which face slowing demand after a robust, pandemic driven run where cocooning at home drove furniture and mattress sales. Culp recently announced a major restructuring which should help restore profitability.

We did slightly more portfolio buying than selling. We bought more Culp, Gulf Island, Hurco and Unifi on price weakness. All have viable business models, acceptable management and strong balance sheets. We added one new position, Omega Flex, an Exton, PA maker of flexible metal hose used in residential/commercial construction. The business is highly profitable but faces headwinds as higher interest rates impact end user demand. We trimmed several positions including Bristow, Daktronics, Dorian LPG, Graham and Universal Stainless that we view as fully valued- all were sold at long term capital gains to minimize taxes.

Outlook & Current Positioning

Since the October 2023 low, US equities have had a good run. Economic data continue to show moderate growth, low unemployment and inflation running a little less “hot”. Investors continue to expect at least one interest rate cut before year end with maybe more in 2025. The Artificial Intelligence craze has jumpstarted a “tech renaissance” and driven the NASDAQ and S&P 500 to new highs. In summary, investors continue to embrace the prospects of a soft landing – a strong economy with high employment and low inflation.

On the flip side, the market is priced to perfection with most valuation metrics (P/E, price/book, price/cash flow, etc.) near all time highs. Growing US sovereign debt remains a concern. Approaching $30 trillion, the Treasury must continue to sell huge amounts of government securities to service the debt which may eventually cause higher interest rates to secure funding. There’s also concern that Big Tech could disappointment if reality falls short of expectations.

Finally, corporate profit margins are probably past peak levels for this cycle as more firms are forced to absorb higher labor and material costs in order to maintain market share.

While our crystal ball is no better than others, we believe inflation and interest rates will remain higher for longer than most people think. We feel most optimistic scenarios are already priced into the market with no room for error. So, we’ll stay conservative, let valuations be our guide and be attentive for any market dislocations that may occur. Patience is key.

Please be advised that we will most likely make a distribution of net realized capital gains in December most of which we expect to be long-term. We’ll have an estimate in late November that we’ll post on our website for your tax planning.

By now you should have received your June statement. Should you have any questions about your account or the Fund, don’t hesitate to call or write. We are positioned to invest our cash as opportunities become available and are searching diligently for such opportunities. Your portfolio manager and his family remain major Fund shareholders.

John E. Deysher Pinnacle Value Fund

President & Portfolio Manager 745 Fifth Ave.- 500

212-725-0805 New York, NY 10151

Performance graph

AVERAGE ANNUAL RETURNS

	One Year	Five Year	Ten Year
Pinnacle Value Fund	19.50%	10.63%	5.45%
Russell 2000 Index	10.06%	6.94%	7.00%

Cumulative Performance Comparison of $10,000 Investment

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Updated performance data current to the most recent month-end can be obtained by calling 369-3705 X115.

Fund statistics

NET ASSETS: $ 34,998,060	PORTFOLIO HOLDINGS: 43	PORTFOLIO TURNOVER: 11.47%	ADVISORY FEES PAID BY FUND: $161,526

top ten positions	% net assets
1.Gulf Island Fabrication- engineering/design/construction	8.6
2.Unifi- texturized nylon or polyester yarn used to make fabrics	5.3
3.Hurco Cos.- machine tool maker with worldwide distribution	4.3
4.Culp Inc.- fabrics for upholstered furniture & mattress coverings	4.1
5.Bristow Group- helicopter services to commercial/government clients	3.9
6.Weyco Group- wholesale & retail shoes	3.6
7.First Acceptance Corp.- non-standard auto insurance	2.7
8. Seacor Marine- offshore supply vessels to oil & gas industry	2.2
9. Stealthgas- owns/operates fleet of liquid petroleum gas (LPG) tankers	2.1
10. Dorian LPG- owns/operates fleet of liquid petroleum gas (LPG) tankers	2.0
Total	38.8%

YTD TOP 5 Contributors (includes dividends)
1.Gulf Island Fabrication	2.0%
2.First Acceptance	1.2
3.Bristow Group	0.8
4. Daktronics	0.8
5. Graham Corp.	0.6%

YTD TOP 5 Detractors (includes dividends)
1.Hurco	-1.5%
2.Culp Inc.	-1.1
3. Hooker Furniture	-0.5
4.Unifi	-0.4
5.Buckle	-0.3%

SECURITY CLASSIFICATIONS
Government Money Market Funds	39.4%
Consumer Goods & Services	17.0
Energy	9.3
Construction & Fabrication	8.9
Industrial Goods & Services	7.9
Transportation	5.5
Banks & Thrifts	3.0
Technology	2.8
Closed End & Exchange Traded Funds	2.7
Insurance	2.7
Real Estate	0.8
Total	100.0%

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Fund documents not be householded, please contact Pinnacle Value Fund at 369-3705 X115, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Fund or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit www.pinnaclevaluefund.com or contact us at 369-3705 X115.

Item 2. Code of Ethics.

Registrant has adopted a Code of Ethics applicable to its principal executive officer, principal financial officer and other persons performing similar functions. Registrant has not made any amendments to or granted any waivers from any provision of this Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert. Registrant does not feel the absence of a financial expert impacts the ability of audit committee to fulfil its requirement because of the (1) straightforward nature of the Fund’s investment & accounting requirements; (2) fact that transfer agent and accounting functions are performed by an independent third party; (3) fact that annual results are audited by an independent accounting firm; (4) fact that there is only one fund in fund complex;(5) aggregate financial expertise of all Trustees is adequate.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule is included under Item 7.

Item 7. Financial Statements and Financial Highlights for Open-End Management Companies.

www.pinnaclevaluefund.com

PINNACLE VALUE FUND®

A SERIES OF THE

BERTOLET CAPITAL TRUST

SEMI-ANNUAL REPORT

JUNE 30, 2024

(UNAUDITED)

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

				Schedule of Investments
		JUNE 30, 2024 (UNAUDITED)
Shares/Principal Amount		Basis	Market Value	% of Net Assets

COMMON STOCKS

Apparel & Textiles
47,733	Crown Crafts, Inc.	$ 231,890	$ 249,644
317,311	Culp, Inc. *	1,627,587	1,421,553
311,482	Unifi, Inc. *	1,912,130	1,834,629
		3,771,607	3,505,826	10.06%
Banks & Thrifts
11,007	Hope Bancorp, Inc.	39,801	118,215
52,036	OP Bancorp	425,715	499,025
25,757	PCB Bancorp	317,122	419,324
		782,638	1,036,564	2.98%
Construction & Fabrication
496,760	Gulf Island Fabrication, Inc. *	2,183,613	3,015,333
550	Preformed Line Products Co.	21,177	68,497
		2,204,790	3,083,830	8.85%
Energy
40,764	Bristow Group, Inc. *	505,495	1,366,817
15,570	Dorian LPG Ltd.	83,385	653,317
593	Sabine Royalty Trust	14,617	38,361
56,823	Seacor Marine Holdings, Inc. *	227,000	766,542
39,953	Select Water Solutions, Inc.	231,290	427,497
		1,061,787	3,252,534	9.34%
Furniture & Fixtures
6,353	Ethan Allen Interiors, Inc.	65,501	177,185
3,214	Flexsteel Industries, Inc.	27,736	99,827
20,920	Hooker Furnishings Corp.	278,729	302,922
		371,966	579,934	1.67%
Industrial Metals
14,431	Friedman Industries, Inc.	65,816	217,908
1,400	Omega Flex, Inc.	73,732	71,792
12,391	Universal Stainless & Alloy Products, Inc. *	88,949	339,266
		228,497	628,966	1.81%
Insurance
242,498	First Acceptance Corp. *	217,785	931,192	2.67%

Power Equipment
6,183	AstroNova, Inc. *	52,315	95,466
13,712	Graham Corp. *	99,142	386,130
98,274	Hurco Cos., Inc.	2,082,765	1,499,661
1,080	Powell Industries, Inc.	21,355	154,872
		2,255,577	2,136,129	6.13%
Real Estate
4,207	Getty Realty Corp.	49,720	112,159
1,700	Potlatch Deltic Corp.	37,476	66,963
3,255	Regency Affiliates, Inc.	12,760	14,582
2,000	Tri Pointe Homes, Inc.	30,475	74,500
		130,431	268,204	0.77%
Retail
2,000	Shoe Carnival, Inc.	14,439	73,780
13,729	The Buckle, Inc.	187,262	507,149
41,066	Weyco Group, Inc.	934,208	1,245,121
		1,135,909	1,826,050	5.24%

Technology
4,200	Benchmark Electronics, Inc.	84,212	165,732
45,121	Coda Octopus Group, Inc. *	224,188	271,854
32,822	Daktronics, Inc. *	93,383	457,867
7,562	Ultralife Corp. *	31,560	80,309
		433,343	975,762	2.80%
Transportation
1,000	AerSale Corp. *	7,374	6,920
27,882	Heartland Express, Inc.	391,861	343,785
1,000	Kirby Corp. *	36,874	119,730
160	Seaboard Corp.	495,205	505,719
127,217	StealthGas, Inc. *	350,748	935,045
		1,282,062	1,911,199	5.49%

Total for Common Stock		$ 13,876,392	$ 20,136,190	57.82%

Closed-End & Exchange Traded Funds
4,378	Barings Participation Investor	56,770	72,321
17,100	Sprott Gold Miners ETF *	316,339	456,057
13,822	Sprott Junior Gold Miners ETF *	310,477	426,038

Total for Closed-End & Exchange Traded Funds		$ 683,586	$ 954,416	2.74%

SHORT TERM INVESTMENTS
Money Market Fund
13,820,692	Federated Government Obligations Fund Institutional Class 5.18% **	13,820,692	13,820,692

Total for Short Term Investments		$ 13,820,692	$ 13,820,692	39.68%

	Total Investments	$ 28,380,670	$ 34,911,298	100.24%

	Liabilities in excess of other assets		(84,474)	(0.24)%

	Net Assets		$ 34,826,824	100.00%

* Non-Income producing securities.
** Variable rate security; the money market rate shown represents the yield at June 30, 2024.
	The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Assets and Liabilities
JUNE 30, 2024 (UNAUDITED)

Assets:
Investment Securities at Market Value	$ 34,911,298
(Identified Cost $28,380,670)
Cash	1,000
Receivables:
Dividends and Interest	64,544
Prepaid Expenses	21,218
Total Assets	34,998,060
Liabilities:
Payable to Advisor	158,449
Accrued Expenses	12,787
Total Liabilities	171,236
Net Assets	$ 34,826,824

Net Assets Consist of:
Paid-In Capital	$ 24,858,215
Distributable Earnings	9,968,609
Net Assets	$ 34,826,824
Net Asset Value and Redemption Price
Per Share ($34,826,824/1,983,152 shares outstanding), no par value, unlimited
shares authorized	$ 17.56

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Operations
For the six months ended June 30, 2024 (Unaudited)

Investment Income:
Dividends	$ 179,654
Interest	378,696
Total Investment Income	558,350
Expenses:
Investment Advisor Fees (Note 3)	216,111
Transfer Agent & Fund Accounting Fees	20,943
Insurance Fees	7,979
Audit Fees	7,480
Trustee Fees	4,787
Custodial Fees	4,588
Registration Fees	3,190
Miscellaneous Fees	2,293
Legal Fees	997
Printing & Mailing Fees	599
Total Expenses	268,967
Advisory Fees Waived by Advisor	(54,585)
Net Expenses	214,382

Net Investment Income	343,968

Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	1,579,427
Change in Unrealized Depreciation on Investments	(610,010)
Net Realized and Unrealized Gain on Investments	969,417

Net Increase in Net Assets from Operations	$ 1,313,385

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statements of Changes in Net Assets	(Unaudited)
	Six Months	Year
	Ended	Ended
	6/30/2024	12/31/2023
From Operations:
Net Investment Income	$ 343,968	$ 641,601
Net Realized Gain on Investments	1,579,427	2,691,559
Capital Gain Distributions from Regulated Investment Companies	-	6,063
Net Change In Unrealized Appreciation (Depreciation)	(610,010)	3,834,481
Net Increase in Net Assets from Operations	1,313,385	7,173,704

From Distributions to Shareholders:
Distributions	-	(1,973,918)
Total Distributions to Shareholders	-	(1,973,918)

From Capital Share Transactions:
Proceeds From Sale of Shares (a)	1,453,461	3,537,504
Shares issued in Reinvestment of Dividends	-	1,828,711
Cost of Shares Redeemed	(2,452,884)	(5,334,037)
Net Increase (Decrease) from Shareholder Activity	(999,423)	32,178

Net Increase in Net Assets	313,962	5,231,964

Net Assets at Beginning of Year/Period	34,512,862	29,280,898
Net Assets at End of Year/Period	$ 34,826,824	$ 34,512,862

Share Transactions:
Issued	84,250	230,633
Reinvested	-	113,514
Redeemed	(143,959)	(344,001)
Net Increase (Decrease) in shares	(59,709)	146
Shares outstanding beginning of Year/Period	2,042,861	2,042,715
Shares outstanding end of Year/Period	1,983,152	2,042,861

(a) Includes Redemption Fees of $0 for the six months ended June 30, 2024, and $428 for the year ended December 31, 2023.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Financial Highlights
Selected data for a share outstanding throughout each year/period.	(Unaudited)
	Six Months	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	6/30/2024	12/31/2023	12/31/2022	12/31/2021	12/31/2020	12/31/2019
Net Asset Value -
Beginning of Year/Period	$ 16.89	$ 14.33	$ 15.65	$ 14.76	$ 14.27	$ 13.21
Net Investment Income *	0.17	0.32	0.17	0.19	0.10	0.06
Net Gains or Losses on Securities
(realized and unrealized)	0.50	3.27	0.01	1.90	0.39	1.34
Total from Investment Operations	0.67	3.59	0.18	2.09	0.49	1.40

Distributions from Net Investment Income	-	(0.32)	(0.16)	(0.36)	-	- (a)
Distributions from Capital Gains	-	(0.71)	(1.34)	(0.84)	-	(0.34)
Total Distributions	-	(1.03)	(1.50)	(1.20)	-	(0.34)

Paid-in Capital from Redemption Fees (Note 2) (a)	-	-	-	-	-	-

Net Asset Value -
End of Year/Period	$ 17.56	$ 16.89	$ 14.33	$ 15.65	$ 14.76	$ 14.27

Total Return	3.97%	25.37%	1.14%	14.31%	3.43%	10.66%

Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$ 34,827	$ 34,513	$ 29,281	$ 32,107	$ 29,317	$ 30,886

Before Reimbursement/Recapture
Ratio of Expenses to Average Net Assets	1.55%	1.58%	1.60%	1.56%	1.66%	1.60%
Ratio of Net Income to Average Net Assets	1.67%	1.69%	0.75%	0.80%	0.37%	0.09%

After Reimbursement/Recapture
Ratio of Expenses to Average Net Assets	1.24%	1.24%	1.24%	1.24%	1.24%	1.24%
Ratio of Net Income to Average Net Assets	1.98%	2.03%	1.10%	1.12%	0.79%	0.45%

Portfolio Turnover Rate	11.47%	22.90%	39.67%	7.48%	48.23%	19.50%

* Per share net investment Income (loss) determined on average shares outstanding during year.
(a) Less than $0.01 per share.

Pinnacle Value Fund

Bertolet Capital Trust

Notes to Financial Statements

JUNE 30, 2024 (UNAUDITED)

1.)	ORGANIZATION:

Pinnacle Value Fund (“Fund”) is registered under the Investment Company Act of 1940 as an open-end investment management company and is the only series of the Bertolet Capital Trust, a Delaware business trust organized on January 1, 2003 (“Trust”). The Trust’s Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Fund shares. Each share of the Fund has equal voting, dividend, distribution, and liquidation rights. The Fund’s investment objective is long-term capital appreciation with income as a secondary objective.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

2.)	Significant Accounting Policies

Security Valuation:

The Fund will primarily invest in equities and convertible securities. Investments in securities are carried at market value. Securities traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price on that day.  Lacking a last sale price, a security is valued at its last bid price on that day, except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  When market quotations are not readily available, when Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when Adviser believes such prices accurately reflect the fair market value. A pricing service uses electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading lots of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value determined in good faith by Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which are within 60 days of maturity, are valued by using the amortized cost method.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each investment which are summarized in the following three broad levels:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves & similar data.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value which may require a high degree of judgement)

The availability of observable inputs may vary by security and is affected by a wide variety of factors including type of security, liquidity and other characteristics unique to the security. If valuation is based on models or inputs that are less observable or unobservable in the market, determination of fair value requires more judgment. Thus, the degree of judgment exercised in determining fair value is greatest for Level 3 investments. Inputs used in valuing securities are not indicative of associated risks. Transfers between levels are recognized at the end of a reporting period. Transfer from Level 1 to Level 2 results when a security priced previously with an official close price (Level 1) has no official close price so the bid price is used. The below table summarizes the inputs used at June 30, 2024:

	Level 1	Level 2	Level 3	Total
Equity (a)	$ 20,136,190	$ -	$ -	$ 20,136,190
Closed-end & Exchange Traded Funds	954,416	-	-	954,416
Money Market Funds	13,820,692	-	-	13,820,692
Investments at Market	$ 34,911,298	$ -	$ -	$ 34,911,298

(a) See Schedule of Investments for industry breakout.

There were no transfers between levels at period end. The Fund did not hold any Level 3 assets (those valued using significant unobservable inputs) at any time during the six months ended June 30, 2024. Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.

The Fund has adopted the financial accounting reporting rules required by the Derivatives and Hedging Topic of FASB Accounting Standards Codification (FASB ASC). Fund is required to include enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how they are accounted for and how they affect a fund’s results. For the six months ended June 30, 2024, the Fund held no derivative instruments.

SHORT TERM INVESTMENTS:

The Fund may invest in money market funds and short term high quality debt securities such as commercial paper, repurchase agreements and certificates of deposit. Money market funds typically invest in short term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value.  At June 30, 2024 the Fund held approximately 40% of net assets in the Federated Government Obligations Fund Institutional Class.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

The Fund records security transactions based on a trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

Income Taxes:

Federal income taxes. The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Distribution to shareholders. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. All short-term capital gain distributions are ordinary income distributions for tax purposes.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more-likely-than-not” to be sustained upon examination by tax authority. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the prior three year returns or expected to be taken on the Fund’s 2023 tax return. The Fund is not aware of any tax position for which it is reasonably possible that the total amount or unrecognized tax benefits will change materially in the next 12 months.

ESTIMATES:

Preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the financial statement date and reported revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Fund imposes a redemption fee of 1.00% on shares redeemed within one year of purchase. The fee is assessed on an amount equal to the Net Asset Value of the shares at the time of redemption and is deducted from proceeds otherwise payable to the shareholder. There were $0 in early redemption fees for the six months ended June 30, 2024, and $428 in early redemption fees for the year ended December 31, 2023.

3.)	Investment Advisory Agreement

The Fund has entered into an Investment Advisory Agreement with Bertolet Capital LLC (Adviser). Under the Agreement, Adviser receives a fee equal to the annual rate of 1.25% of the Fund’s average daily net assets up to $300 million, and an annual rate of 1% of the Fund’s average daily net assets thereafter. For the six months ended June 30, 2024, Adviser earned $216,111 in fees which are paid yearly. For the six months ended June 30, 2024, the Adviser waived $54,585 in advisory fees.

A Fund officer and trustee is also an officer and trustee of the Adviser. Advisory Agreement provides for expense reimbursement and fee waivers by Adviser, if Fund Annual Total Expenses exceed 1.24%, of average daily net assets through April 30, 2025.

Adviser will be entitled to reimbursement of fees waived or reimbursed by Adviser to the Fund. Fees waived or expenses reimbursed during a given year may be paid to Adviser during the following three year period if payment of such expenses does not cause the Fund to exceed the expense limitation. Adviser is entitled to recoup $105,697 through December 31, 2024, $103,325 through December 31, 2025, and $108,089 through December 31, 2026.

4.)	Purchases and Sales of Securities

For six months ended June 30, 2024, purchases and sales of investment securities other than U.S. Government obligations/short-term investments totaled $2,573,705 and $2,365,846, respectively.

5.)	FEDERAL TAX INFORMATION

Net Investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized after October 31, 2023. Differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to tax deferral of losses.

For the six months ended June 30, 2024, no distributions were paid. For the year ended December 31, 2023 the Fund paid an ordinary income distribution of $0.32 per share, a short-term capital gain of $0.02 per share, and a long-term capital gain of $0.69 per share.

The tax nature of distributions paid during the year ended December 31, 2023, and year ended December 31, 2022 and, were as follows:

	2024	2023
Ordinary Income	$ 0	$ 642,190
Long Term Capital Gain	$ 0	$1,331,728
	$ 0	$1,973,918

At December 31, 2023, the components of accumulated earnings/(losses) on a tax basis were as follows:

Costs of investments for federal income tax purposes	$ 27,615,631

Gross tax unrealized appreciation	$ 7,171,123
Gross tax unrealized depreciation	(73,675)
Net tax unrealized appreciation	7,097,448
Undistributed ordinary income	22,705
Accumulated capital and other gains - net	1,535,071
Total Distributable Earnings	$ 8,655,224

At December 31, 2023, the Fund had no capital loss carryforwards. At December 31, 2023, the Fund had no post-October losses.

6.) COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; management considers the risk of loss from such claims to be remote.

7.) SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions occurring subsequent to year end. There were no events or transactions that occurred during this period that materially impacted the Fund’s financial statements.

PROXY VOTING (Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent 12 month period ended June 30, are available without charge upon request by calling 877-369-3705 or visiting www.pinnaclevaluefund.com or www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS (unaudited)

Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT.  Fund’s first and third fiscal quarters end on March 31 and Sept. 30. Form N-PORT filing must be made within 60 days of the end of the quarter, and Fund’s first Form N-PORT was filed with the SEC on Nov. 29, 2004. Fund Form N-PORTs are available at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-369-3705.

SUPPLEMENTAL INFORMATION (Unaudited)

Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

The following table provides biographical information with respect to each Trustee.

Name, Age	Position with Fund	Term of Office Length of Time Served	Principal Occupation During Past 5 years	Other Directorships

Interested Trustee
John E. Deysher, CFA (69)	Trustee	Unlimited	President, Secretary, Treasurer	None
		Since Inception	Pinnacle Value Fund

Independent Trustees
Bruce C. Baughman (76)	Trustee	Unlimited	Private Investor	None
January 2023

Richard M. Connelly (68)	Trustee	Unlimited	Counsel, CCO	None
		Since Inception	JG Wentworth (finance)

James W. Denney (59)	Trustee	Unlimited	Entrepreneur	None
		Since Inception	Private Investor

TRUSTEES AND SERVICE PROVIDERS

Trustees: Bruce C. Baughman, Richard M. Connelly, James W. Denney, John E. Deysher

Transfer Agent: Mutual Shareholder Services, 8000 Town Centre Dr- 400, Broadview Heights, OH 44147

Custodian: Huntington Bank, 41 South High Street, Columbus, OH 43287

Independent Registered Public Accounting Firm: Tait, Weller & Baker LLP, 50 S.16th Street - 2900, Philadelphia PA 19102

PINNACLE VALUE FUND®

A SERIES OF THE

BERTOLET CAPITAL TRUST

SEMI-ANNUAL REPORT

(UNAUDITED)

June 30, 2024

www.pinnaclevaluefund.com

www.pinnaclevaluefund.com

Item 8.  Changes in and Disagreements with Accountants for Open-End Management Investment Companies. Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies. Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies. The information is included as part of the material filed under Item 7 of this Form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract. The information is included as part of the material filed under Item 7 of this Form.

Item 12. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 13. Portfolio Managers of Closed-End Funds.  Not applicable.

Item 14. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 16. Controls and Procedures.

(a)       Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)       Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19.  Exhibits.

(a)(1) EX-99.CODE ETH.   Previously filed.

(a)(2) EX-99.CERT.  Filed herewith.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)       EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bertolet Capital Trust

By /s/John E. Deysher President

*John E. Deysher President

Date September 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/John E. Deysher Treasurer

*John E. Deysher Treasurer

Date September 6, 2024